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                                                                    Exhibit 99.4

                                  DELIA*S INC.
                                      PROXY
                         SPECIAL MEETING OF STOCKHOLDERS
                              _______________, 2000

      This proxy is solicited on behalf of the Board of Directors of dELiA*s Inc. ("dELiA*s") for the special meeting of stockholders (including any adjournments or postponements thereof, the "Special Meeting") of dELiA*s to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, beginning at ______, local time, on __________, 2000.

      Unless otherwise specified below, the undersigned, a holder of record of shares of common stock, par value $.01 per share ("Common Stock"), of dELiA*s at the close of business on ____________, 2000 (the "Record Date"), hereby appoints Stephen I. Kahn, Christopher C. Edgar and Evan Guillemin, or any of them, the proxy or proxies of the undersigned, each with full power of substitution, to attend the Special Meeting and to vote as specified in this proxy all the shares of Common Stock which the undersigned would otherwise be entitled to vote if personally present upon the proposal described in the Joint Proxy Statement / Prospectus for the Special Meeting and such other matters as may properly come before such meeting. The undersigned hereby revokes any previous proxies with respect to the matters covered in this proxy.

      THE BOARD OF DIRECTORS OF DELIA*S RECOMMENDS A VOTE FOR THE PROPOSAL
              DESCRIBED IN THE JOINT PROXY STATEMENT / PROSPECTUS

IF RETURNED CARDS ARE SIGNED AND DATED BUT NOT MARKED YOU WILL BE DEEMED TO HAVE
  VOTED FOR THE PROPOSAL DESCRIBED IN THE JOINT PROXY STATEMENT / PROSPECTUS

1. Approval and adoption of the Agreement and Plan of Merger, dated as of August 16, 2000, by and among iTurf Inc., iTurf Breakfast Corp. and dELiA*s.

            |_| FOR            |_| AGAINST              |_| ABSTAIN


2. Authority to vote in their discretion on such other business as may properly come before the meeting.

            |_| FOR            |_| AGAINST              |_| ABSTAIN


      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card, vote by telephone or through the Internet, or attend the Special Meeting and vote by ballot, your shares cannot be voted.

Vote by Telephone

It's fast, convenient and immediate!
Call Toll-Free on a Touch-Tone Phone

____________________________________

Follow these four easy steps:
1. Read the accompanying Joint Proxy Statement/Prospectus and proxy card.
2. Call the toll-free number ________________________.
3. Enter your Control Number located on your proxy card above your name.
4. Follow the recorded instructions.

Your vote is important!
At anytime call ____________________.

Vote by Internet
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It's fast, convenient and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Joint Proxy Statement / Prospectus and proxy card.
2. Go to the Website
      http://www.___________________
3. Enter your Control Number located on your proxy card above your name.
4. Follow the instructions provided.

Your vote is important!
At anytime go to http://www._________________________

      Under Delaware law, your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed and returned your proxy card. Therefore, if you vote by telephone or the Internet, please DO NOT return your proxy card.

      Proxies can only be given by stockholders of record on the Record Date. Please sign your name below exactly as it appears hereon. When shares of Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:____________________________, 2000


                                        ________________________________________
                                                Signature (Title, if any)


                                        ________________________________________
                                                Signature if held jointly

        PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.